Exhibit 10.35

THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of June 24, 2014, among AMERICAN REALTY CAPITAL GLOBAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL GLOBAL TRUST, INC., a Maryland corporation (“Parent”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; Parent, International Holdco and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).
RECITALS:
A.Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns, the “Lenders”) are parties to that certain Credit Agreement dated as of July 25, 2013, as amended by that certain First Amendment to Credit Agreement dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of December 20, 2013, that certain letter agreement regarding updated schedules dated as of January 15, 2014, that certain Omnibus Amendment to Loan Documents dated as of March 26, 2014, and that certain letter agreement regarding updated schedules dated as of April 17, 2014 (as so amended, the “Credit Agreement”; and except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement, as amended by this Agreement).
B.Pursuant to Section 2.21 of the Credit Agreement, Borrower has requested, among other things, an increase in the Commitments by $230,000,000, and JPMorgan Chase Bank, N.A., Regions Bank, RBS Citizens N.A. and Comerica Bank (each an “Electing Lender” and collectively, the “Electing Lenders”) have agreed to provide such increase.
C.The parties hereto desire to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendment of Credit Agreement. Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:
(a)The cover page to the Credit Agreement is hereby deleted in its entirety and replaced with the cover page attached hereto as Annex A.
(b)The definition of “Arranger” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
““Arrangers” means, collectively, J.P. Morgan Securities LLC, Regions Capital Markets and RBS Citizens N.A.; each of the Arrangers is individually an “Arranger”.”
(c)The definition of “Borrowing Base” set forth in Section 1.01 of the Credit agreement is hereby deleted in its entirety and replaced with the following:
““Borrowing Base” means, as of any date of determination, an amount equal to sixty percent (60%) of the aggregate Determined Borrowing Base Value of the Borrowing Base Properties.”
(d)The definition of “Consolidated Net Income” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Consolidated Net Income” means, for any Person for any period, the consolidated net income (or loss) of such Person for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of the REIT for any period (a) there shall be excluded (i) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the REIT or any of its subsidiaries, (ii) the income (or deficit) of any Person (other than a Loan Party) in which any Loan Party has an ownership interest, except to the extent that any such income is actually received by such Loan Party in the form of dividends or similar distributions, (iii) the undistributed earnings of any subsidiary of any Loan Party to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Applicable Law and (iv) any interest expense in respect of any convertible Indebtedness in excess of the cash coupon on such convertible Indebtedness and (b) expenses shall include a capital expenditures reserve for each Real Property that is leased by a Borrower Group Entity to a tenant pursuant to a lease under which such tenant is not responsible for all maintenance and repairs to such Real Property, which reserve shall equal $0.20 per square foot of such Real Property.”
(e)Subparagraph (k) of the definition of “Eligible Property” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Such Real Property must be 100% occupied by a single tenant pursuant to a Net Lease with a remaining term of at least 5 years (at the time of initial qualification as a Borrowing Base Property) and, in the case of an International Real Property, such tenant must be an Investment Grade Tenant.”
(f)The phrase “plus any non-cash charges” is hereby added between the word “Indebtedness” and the period at the end of the definition of “FFO” set forth in Section 1.01 of the Credit Agreement.
(g)The following definition of “Net Lease” is hereby added to Section 1.01 of the Credit Agreement:
““Net Lease” means a net lease pursuant to which the tenant is responsible for all operating costs and expenses in connection with the property; provided, however, in the event that such lease does not make such tenant responsible for insurance premiums and/or maintenance and/or repair of such property, the same shall not disqualify such lease from being a Net Lease.”
(h)The definition of “Net Operating Income” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
““Net Operating Income” means, with respect to any Real Property for any period, property rental and other income (as determined by GAAP) attributable to such Real Property accruing for such period (adjusted to eliminate the straight lining of rents and adjusted for amortization of intangible lease assets) minus the sum of (a) the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Real Property for such period, including, without limitation, management fees and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding any general and administrative expenses related to the operation of Borrower or the other Loan Parties, any interest expense or other debt service charges and any non-cash charges such as depreciation or amortization of financing costs plus (b) if such Real Property is leased by a Borrower Group Entity to a tenant pursuant to a lease under which such tenant is not responsible for all maintenance and repairs to such Real Property, a capital expenditures reserve for such Real Property equal to $0.20 per square foot of such Real Property.”
(i)The definition of “Triple Net Lease” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(j)The following paragraph is hereby added to the end of Section 1.05 of the Credit Agreement.
“In connection with calculating any financial covenant in Section 6.07, all Foreign Currency shall be converted to its Dollar Equivalent as of the date of determination for such financial covenant. For purposes of this paragraph, “Dollar Equivalent” means, with respect to any number denominated in a Foreign Currency, the amount of Dollars that would be required to purchase the amount of such Foreign Currency on the applicable date of determination, based upon the spot selling rate at which JPMorgan Chase Bank, N.A. offers to sell such Foreign Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m. London time on such date of determination; provided, however, that if, at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any method (including obtaining quotes from two (2) or more market makers for the applicable Foreign Currency) as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.”
(k)Section 2.05(b)(x) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(x)    A copy of the Net Lease for such Eligible Property, together with, to the extent the tenant under such Net Lease is not rated and its financials are not publicly available, financials for such tenant for its prior 12 months of operations;”
(l)The phrase “a Triple Net Lease” set forth in clause (7) of section 2.05(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the phrase “a Net Lease”.
(m)The word “and” at the end of Section 2.05(f)(iv) of the Credit Agreement is hereby deleted.
(n)The period at the end of Section 2.05(f)(v) of the Credit Agreement is hereby deleted and replaced with “; and”.
(o)The following is hereby added to the end of Section 2.05(f) of the Credit Agreement as new subsection (vi) thereof:
“(vi)    the then aggregate Determined Borrowing Base Value attributable to International Real Properties shall not exceed thirty percent (30%) of the then aggregate Determined Borrowing Base Value of all Borrowing Base Properties.”
(p)The lead in language to Section 2.21 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Borrower shall have the right from time to time to cause the Administrative Agent to increase the total Commitments by up to $700,000,000, subject to the following:”
(q)The dollar amount “$25,000,000” set forth in Section 2.21(a) of the Credit Agreement is hereby deleted and replaced with the dollar amount “$10,000,000”.
(r)Clause (a) of Section 5.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(a) to purchase or lease Real Property or other assets pursuant to investment guidelines of the REIT,”
(s)The text of Section 6.07(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the text “[Reserved]”.
(t)Section 6.07(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(e)    Maximum Consolidated Secured Debt Ratio. The Consolidated Secured Debt Ratio shall not exceed forty percent (40%).”
(u)    Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.
Section 2.    Commitments. RBS Citizens N.A. and Comerica Bank each agrees that, as of the Effective Date, it shall be a Lender for all purposes under the Loan Documents and each agrees to be bound by all of its obligations thereunder. Each Electing Lender agrees that its respective Commitment shall be equal to the amount set forth on Schedule 2.01 attached hereto.
Section 3.    Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:
(a)the Administrative Agent shall have received the Electing Lenders’, Borrower’s, Parent’s, International Holdco’s and the Subsidiary Guarantors’ signed counterparts of this Agreement;
(b)each Electing Lender shall have received a Note executed by Borrower in the principal amount equal to such Electing Lender’s Commitment as set forth on Schedule 2.01 attached hereto; and
(c)the Administrative Agent shall have been paid all reasonable out-of-pocket expenses, including reasonable legal fees for the Administrative Agent’s outside counsel, due to it pursuant to the transaction contemplated herein and all reasonable outstanding out-of-pocket fees and expenses, if any, that have been invoiced to Borrower to date.
Section 4.    Borrower’s Representations.    Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)each of the representations and warranties of Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);
(b)as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;
(c)Borrower has all necessary limited partnership power and authority to execute, deliver and perform its obligations under this Agreement; Borrower has been duly authorized by all necessary limited partnership action on its part; and this Agreement has been duly and validly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)Borrower’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Borrower or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its assets.
Section 5.    Guarantor Parties’ Representations. Each Guarantor Party hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)    each of the representations and warranties of such Guarantor Party contained or incorporated in the Guaranty or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);
(b)as of the date hereof and immediately after giving effect to this Agreement, such Guarantor Party is in compliance with its obligations under the Guaranty and each of the other Loan Documents to which it is a party;
(c)such Guarantor Party has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; such Guarantor Party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by such Guarantor Party and constitutes such Guarantor Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)such Guarantor Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Guarantor Party or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor Party or any of its assets.
Section 6.    Ratification.
(a)Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Credit Agreement (as amended hereby) and the other Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.
(b)Each Guarantor Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Guaranty and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Guaranty and the other Loan Documents and all of its obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.
Section 7.    Miscellaneous.
(a)GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the party hereto against whom enforcement of such waiver, modification or amendment is sought (provided that, subject to the terms of the Credit Agreement, the Administrative Agent may execute any such waiver, modification or amendment on behalf of the Lenders). Any such waiver, modification or amendment shall be binding upon Borrower, the Guarantors, the Electing Lenders, the Administrative Agent and the Lenders.
(c)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Guarantor Parties, the Electing Lenders, the Administrative Agent and the Lenders.
(d)Captions.    The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
(e)Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.

(f)    Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERICAN REALTY CAPITAL GLOBAL OPERATING                                 PARTNERSHIP, L.P., a Delaware limited partnership

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

PARENT:

AMERICAN REALTY CAPITAL GLOBAL TRUST, INC., a Maryland
corporation,

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[signatures continue on following pages]
SUBSIDIARY GUARANTORS:

ARC KSFTWPA001, LLC, a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC PPHHTKY001, LLC, a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWARANE001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWGRDMI001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWRVTIL001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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ARC CWSALKS001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWUVLOH LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWVININ001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWWPKMN001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[signatures continue on following pages]
ARC WWHWCMI001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC GEGRDMI001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC GSFRNTN001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC TFDPTIA001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[signatures continue on following pages]
ARC NOWILND001 LLC, a Delaware limited liability company

By: American Realty Capital Global Operating Partnership, L.P., a
Delaware limited partnership, its sole member

By: American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By: /s/ Rita Lai
Name: Rita Lai
Title: Senior Credit Banker

LENDERS:

JPMORGAN CHASE BANK, N.A.

By: /s/ Rita Lai
Name: Rita Lai
Title: Senior Credit Banker

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REGIONS BANK

By: /s/ Michael R. Mellott
Name: Michael R. Mellott
Title: Director

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RBS CITIZENS N.A.

By: /s/ Donald Woods
Name: Donald Woods
Title: SVP

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COMERCIA BANK

By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

[end of signatures]
ANNEX A – REPLACEMENT COVER PAGE [see attached]

Execution Version
J.P. Morgan
CREDIT AGREEMENT
dated as of
July 25, 2013
among
AMERICAN REALTY CAPITAL GLOBAL OPERATING PARTNERSHIP, L.P.
THE LENDERS PARTY HERETO
and
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
J.P. MORGAN SECURITIES LLC, REGIONS CAPITAL MARKETS and RBS CITIZENS N.A.,
as Joint Bookrunners and Joint Lead Arrangers
REGIONS BANK,
as Syndication Agent

SCHEDULE 2.01 – COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$100,000,000
Regions Bank	$100,000,000
RBS Citizens N.A.	$100,000,000
Comerica Bank	$30,000,000
Total Commitments	$330,000,000